UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 1, 2007


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-13669                   95-4654481
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



                 21900 BURBANK BLVD., SUITE 270
                   WOODLAND HILLS, CALIFORNIA                       91367
            (Address of Principal Executive Offices)             (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Effective January 1, 2007, Tag-It Pacific, Inc. entered into a consulting agreement with Jonathan Burstein, a member of our Board of Directors and previously our Executive Vice President of Operations. Under the terms of the consulting agreement, Mr. Burstein will provide specified consulting services to us for a term of up to 24 months. As consideration for the services, we will pay Mr. Burstein an amount of $225,000 per annum plus an additional $3,333.33 per month for the first 18 months of the term of the agreement. We also agreed to provide Mr. Burstein with medical benefits for a period of 18 months.

         In addition, the consulting agreement provides that the employment offer letter previously entered into with Mr. Burstein on March 16, 2006, is terminated as of January 1, 2007. The termination of the employment offer letter was mutually agreed upon by both parties and Mr. Burstein will not be entitled to receive any severance or other benefits in connection with the termination. All outstanding stock options held by Mr. Burstein will continue to vest in according with their terms as long as Mr. Burstein continues to provide services to us or serve on our Board of Directors.

         The forgoing is not intended to be a complete summary of the consulting agreement with Mr. Burstein, a copy of which is filed as Exhibit 10.1 to this report.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Jonathan Burstein, previously our Executive Vice President of Operations, resigned as an officer and employee of Tag-It Pacific, Inc., effective as of January 1, 2007. Mr. Burstein remains a member of our Board of Directors. In addition, Mr. Burstein will continue to provide consulting services to us pursuant to the terms of the consulting agreement described under
Item 1.01 of this Report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial statements of business acquired - None

         b)       Pro forma financial information - None

         c)       Shell company transactions- None

         d)       Exhibits

                  10.1 Consulting Agreement dated January 1, 2007 by and between Tag-It Pacific, Inc. and Jonathan Burstein.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TAG-IT PACIFIC, INC.



Date:    January 3, 2007        By: /s/ Lonnie D. Schnell
                                   ------------------------------------------
                                   Lonnie D. Schnell
                                   Chief Financial Officer


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


                                  EXHIBIT INDEX



EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
-------        -------------------

10.1 Consulting Agreement dated January 1, 2007 by and between Tag-It Pacific, Inc. and Jonathan Burstein.


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